CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Skinvisible, Inc. for the quarter ended March 31, 2004, I, Terry Howlett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

        (1)     the Quarterly Report on Form 10-QSB of Skinvisible, Inc. for the quarter ended March 31, 2004 fully complies with the requirements of Section
                  13 (a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004, fairly presents in all material respects, the financial condition and results of operations of Skinvisible, Inc.

By:                  /s/ Terry Howlett
Name:             Terry Howlett
Title:                Chief Executive Officer
                       Chief Financial Officer

Date:                May 17, 2004

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